THIS WARRANT (AND, IF EXERCISED, THE UNDERLYING WARRANT SHARES) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED (EXCEPT A PLEDGE PURSUANT TO THE TERMS OF WHICH ANY OFFER OR SALE UPON FORECLOSURE WOULD BE MADE IN A MANNER THAT WOULD NOT VIOLATE THE REGISTRATION PROVISIONS OF FEDERAL OR STATE SECURITIES
LAWS) IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT SUCH REGISTRATION AND QUALIFICATION.


                  WARRANT TO PURCHASE SERIES A PREFERRED STOCK

                                       OF

                               INNOVA CORPORATION


        _______ Shares of Series A Preferred Stock, Three and one-half cents ($.035) per Share.


               For valuable consideration, receipt of which is hereby acknowledged, ___________ (the "Holder") is entitled to purchase from INNOVA CORPORATION, a Washington corporation (the "Company"), up to _______________________________ (_______) shares of the Series A Preferred Stock of the Company, par value $0.01 per share (the "Series A Preferred Stock"), at a purchase price of three and one-half cents ($.035) per share upon exercise of this Warrant at any time after the date of this Warrant and prior to the expiration of the Exercise Period, all subject to the provisions of this Warrant.

Section 1.  Definitions.

In addition to the terms defined above, the following terms shall have the following meanings:

               1.1 "Capital Stock" means the class of Company securities that includes the Warrant Stock.

               1.2 "Exercise Price" means the purchase price payable for each share of Warrant Stock upon exercise of this Warrant. On the date of this Warrant, the Exercise Price is three and one-half cents ($.035) per share of Series A Preferred Stock.

               1.3 "Exercise Period" means the period of time beginning on the date of this Warrant and continuing through and until May 31, 1999.

               1.4 "Person" means any individual, corporation, partnership, trust, unincorporated organization, governmental authority or other entity.

               1.5 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               1.6 "Warrant" means any warrant to purchase shares of Warrant Stock as evidenced by this certificate or any Warrant certificate issued pursuant to paragraph 2.2, 4.4 or 5.1.

               1.7 "Warrant Stock" means the Series A Preferred Stock or, upon the application of Section 3 of this Warrant, other securities to be issued upon exercise of this Warrant. All Warrant Stock shall be fully paid and nonassessable upon issuance by the Company.

Section 2.  Exercise of Warrant.

               2.1 Method of Exercise. This Warrant may be exercised by delivery of the following to the Company at the address set forth in paragraph 5.4 or such other address as the Company may designate by written notice to the Holder prior to the end of the Exercise Period: (a) this Warrant; (b) a completed and executed Subscription in the form attached as Exhibit A; and (c) payment of the Exercise Price of the Warrant Stock, which payment shall be in the form of cash, certified or bank check, or any other means of payment acceptable to the Company.

               2.2 Issuance of Certificates. Within a reasonable time not in excess of thirty (30) days after the Warrant has been exercised pursuant to paragraph 2.1 above, the Company shall deliver to the Holder stock certificates for the Warrant Stock. The stock certificates shall be issued in the name of and delivered to the Holder at the address designated in the completed Subscription.

               2.3 No Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. In lieu of such fractional shares, the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the Exercise Price.

               2.4 Expiration. This Warrant shall expire and be of no further force or effect, to the extent not exercised in accordance with paragraph 2.1, on the day after the end of the Exercise Period.

               2.5 Reservation of Warrant Stock. The Company shall take all steps necessary to authorize and reserve a sufficient number of shares of authorized but unissued Capital Stock as required to permit the exercise in full of this Warrant. The Company shall authorize and direct the transfer agent for such securities to reserve such number of authorized but unissued securities as shall be requisite for such purpose. The Company shall keep a copy of this Warrant on file with the transfer agent.

Section 3.  Adjustments to Warrant Stock and Exercise Price.

               3.1 Adjustment of Exercise Price. If the Company shall at any time after the date of this Warrant: (a) pay any dividend in shares of its securities or make a distribution in shares of its securities or other property with respect to all of its outstanding shares of Capital Stock; (b) subdivide its outstanding shares of Capital Stock; (c) combine its outstanding shares of Capital Stock into a smaller number of shares of Capital Stock; or (d) reclassify its outstanding shares of Capital Stock; the Exercise Price in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder shall, upon exercise of the Warrant after such event, be entitled to receive the aggregate number and kind of securities which, if such Warrant had been exercised immediately prior to such event, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustments shall be made successively whenever any event listed above shall occur.

               3.2 Number of Warrant Shares Adjusted. After any adjustment of the Exercise Price pursuant to Section 3.1 hereof, the number of Warrant Shares issuable at the new Exercise Price shall be adjusted to the number obtained by:
(a) multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately before such adjustment by the Exercise Price in effect immediately before such adjustment; and (b) dividing the product so obtained by the new Exercise Price.

               3.3 Reorganization, Etc. Upon any reorganization of the Company, consolidation or merger of the Company with or into another entity, or any sale or conveyance to another entity of all or substantially all of the property of the Company, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Company or its successor, as the case may be, shall forthwith enter into a supplemental agreement to make lawful and adequate provision whereby the Holder shall have the right to receive, upon exercise of the Warrant at the applicable Exercise Price, the kind and amount of shares and other securities and property which would have been received upon such reorganization, consolidation, merger, sale or conveyance by a holder of a number of shares of Capital Stock equal to the number of shares issuable upon exercise of the Warrant immediately prior to such reorganization, consolidation, merger, sale or conveyance.

Section 4.  Transferability of Warrant.

               4.1 Investment Intent. The Holder is acquiring this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution or sale of any part thereof and with no present intention of selling, granting participation in or otherwise distributing the same. The Holder acknowledges that this Warrant and the underlying Warrant Shares have not been registered under the Securities Act or qualified under applicable state securities laws and confirms to the Company that it understands the restrictions on resale imposed by the Securities Act. The Holder understands that, except as set forth in paragraph 4.3 below, the Warrant is neither transferable nor assignable, and therefore the Holder may never be able to sell or dispose of this Warrant and may have to bear the risk of investment in the Warrant for a substantial period of time or forever.

               4.2 Registration Rights. In addition, the Holder acknowledges that the Company has not, in connection with the issuance of this Warrant, granted any registration rights that would be applicable to the later sale of any Warrant Shares, including but not limited to any "piggyback" or "demand" registration rights, and therefore is under no obligation to provide such services. If the Company should, however, engage in a public offering of any Capital Stock and should determine, in its sole discretion, that the registration of the Warrant Shares in such offering would not in any way jeopardize the ability of the Company or the shareholders or warrant holders of the Company who were shareholders prior the date of this Warrant (the "Founding Shareholders") to sell the stock intended to be offered, the amount of proceeds to be received by the Company or the Founding Shareholders in connection with such offering or the price of the stock to be offered, the Company acknowledges that it would use its best efforts to include the Warrant Shares in such offering, subject to the Holder's tender, in advance, of all costs and taxes incurred in connection with the registration of such shares in the offering.

               4.3 Transfer Without Registration. Notwithstanding paragraphs 4.1 and 4.2, the Holder may transfer this Warrant and the Warrant Stock, in whole:
(a) to any person who qualifies as an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act; or (b) otherwise in compliance with the provisions of the Securities Act and any applicable provisions of state law. Prior to any such transfer, the Holder shall notify the Company of its intention to effect such transfer, indicating the circumstances of the proposed transfer, and furnish the Company with an opinion of the Holder's counsel, in form and substance reasonably satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws. The

Company shall promptly notify the Holder if the opinion of counsel furnished to the Company is reasonably satisfactory to counsel for the Company. Unless the Company notifies the Holder within fifteen (15) business days after its receipt of such opinion that such opinion is not reasonably satisfactory to counsel for the Company, the Holder may proceed to effect the transfer.

               4.4 Registration of Transfer. Upon surrender of any certificate representing any Warrant, properly endorsed for transfer, the Company shall (subject to the restrictions on transferability contained in this Section 4) execute and deliver a new certificate in exchange therefor, representing in the aggregate the amount of securities represented by the surrendered certificate, and the Company forthwith shall cancel such surrendered certificate. Each such new certificate shall be registered in the name and shall (subject to the immediately preceding sentence) represent the whole amount of securities represented by the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

Section 5.  Miscellaneous Provisions.

               5.1 Replacement of Certificates. The Company shall issue a new certificate evidencing any Warrant or Warrant Stock in place of any previously issued certificate alleged to have been lost, stolen or destroyed, upon such terms and conditions as the Board of Directors may reasonably prescribe, including the presentation of reasonable evidence of such loss, theft or destruction (provided that an affidavit of the Holder shall be satisfactory for such purpose, unless more is required by the Company's transfer agent or registrar) and the giving of such indemnity as the Company's Board of Directors may reasonably request for the protection of the Company or its transfer agent or registrar against any liability that may arise out of the issuance of the replacement certificate. Upon surrender of any previously issued certificate that has been mutilated, the Company shall issue a new certificate in place thereof.

               5.2 Legend. The Holder understands that the Company may place the following legend on any certificate evidencing this Warrant or any Warrant
Stock:

               THESE SECURITIES ARE NOT REGISTERED UNDER STATE OR FEDERAL SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED (EXCEPT A PLEDGE PURSUANT TO THE TERMS OF WHICH OFFER OR SALE UPON FORECLOSURE WOULD BE MADE IN A MANNER THAT WOULD NOT VIOLATE THE REGISTRATION PROVISIONS OF FEDERAL OR STATE SECURITIES LAWS) OR OTHERWISE DISTRIBUTED FOR VALUE, NOR, IF REASONABLY REQUESTED BY THE COMPANY, MAY THESE SECURITIES BE TRANSFERRED WITHOUT OPINION OF COUNSEL REASONABLY

               SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT.

The certificate representing such securities, and each certificate issued in transfer thereof, may also bear any legend required under applicable state securities laws.

               5.3 No Rights as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote, to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

               5.4 Notices. Any notice or other communication in connection with this Warrant shall be in writing and shall be deemed effective when initially transmitted by courier or facsimile transmission and five (5) days after mailing by registered or certified mail:

If to the Company:           3325 S. 116th Street
                             Seattle, WA 98168
                             Attention: Chief Executive Officer
                             Facsimile: (206) 439-2701

If to the Holder:            _________________________
                             _________________________
                             _________________________
                             Facsimile: (___) ___-____

or to such person or address as either of the parties shall furnish in writing to the other party from time to time in accordance with the provisions hereof.

               5.5 Identity of Transfer Agent. Upon the appointment of any transfer agent for any Capital Stock, the Company shall notify the Holder of the name and address of such transfer agent.

               5.6 Binding Effect. All the covenants and provisions of this Warrant that are by and for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

               5.7 Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Washington.

               5.8 Benefits of this Agreement. Nothing in this Warrant shall be construed to give any person or entity other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

DATED:  _________________.

                                            INNOVA CORPORATION



                                            By: _________________________
                                                   Its: _________________

                                    EXHIBIT A

                                  Subscription

                (To be signed only upon exercise of the Warrant)

To Innova Corporation:

               The undersigned, the Holder of the Warrant enclosed herewith, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ______________ shares of Series A Preferred Stock and herewith renders payment of _____________________________ Dollars ($____________) therefor, and requests that the certificates for such securities be issued in the name and delivered to the address listed below.

               The undersigned represents that he or she is acquiring such securities for his or her own account for investment and not with a view to or for sale in connection with any distribution thereof.

               DATED: _________________________



                                            ------------------------------------
                                            (Name)


                                            ------------------------------------
                                            (Address)